UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 1, 2006

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 S. LAKE VISTA DRIVE

LEWISVILLE, TEXAS 75067

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

On February 3, 2006, the Company filed a Current Report on Form 8-K to report its acquisition on February 1, 2006 of the behavioral health facilities of Lighthouse Care Centers, LLC and Focus Healthcare, LLC. As noted in the Current Report on Form 8-K, the acquisition of the Focus Delaware facility was postponed due to the pending receipt of necessary government approvals. This acquisition was subsequently closed on April 1, 2006. Pursuant to Item 9.01 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required. This amendment is filed to provide such required financial information.

(a)	Financial Statements of Business Acquired.

(i)	Included herein as Exhibit 99.1 are the audited Financial Statements of Lighthouse Care Centers, LLC and affiliates as of December 31, 2005 and 2004 and for the years then ended and accompanying Report of Independent Auditors.

(ii)	Included herein as Exhibit 99.2 are the audited Financial Statements of Lighthouse Care Centers, LLC and affiliates as of December 31, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

(iii)	Included herein as Exhibit 99.3 are the audited Financial Statements of Focus Healthcare, LLC and affiliates as of December 31, 2005, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

(b)	Pro Forma Financial Information.

The following pro forma financial information, together with accompanying summary notes, is included herein as Exhibit 99.4

(i)	Horizon Health Corporation unaudited pro forma consolidated balance sheet as of February 28, 2006.

(ii)	Horizon Health Corporation unaudited pro forma consolidated statements of operations for the six months ended February 28, 2006.

(iii)	Horizon Health Corporation unaudited pro forma consolidated statements of operations for the fiscal year ended August 31, 2005.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Audited Financial Statements of Lighthouse Care Centers, LLC and affiliates as of December 31, 2005 and 2004 and for the years then ended and accompanying Report of Independent Auditors.

Exhibit 99.2	Audited Financial Statements of Lighthouse Care Centers, LLC and affiliates as of December 31, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

Exhibit 99.3	Audited Financial Statements of Focus Healthcare, LLC and affiliates as of December 31, 2005, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

Exhibit 99.4	Unaudited pro forma consolidated financial statements of Horizon Health Corporation as of February 28, 2006 and for the six months then ended, and for the fiscal year ended August 31, 2005.

Exhibit 99.5	Consent of Independent Accountant—Matheney Stees & Associates.

Exhibit 99.6	Consent of Independent Public Accounting Firm—Joseph Decosimo & Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: April 19, 2006	By:	/s/ John E. Pitts
John E. Pitts Executive Vice President Finance and CFO